UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
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FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 27, 2015

THE MEDICINES COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to 2013 Stock Incentive Plan
On May 28, 2015, The Medicines Company (the “Company”) held its 2015 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2013 Stock Incentive Plan (as amended, the “2013 Plan”), which increased the number of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), authorized for issuance thereunder from 15,542,134 to 18,842,134 shares.
Under the 2013 Plan, the Company is authorized to issue pursuant to awards granted under the 2013 Plan up to a total number of shares not to exceed 18,842,134 shares of Common Stock (subject to adjustment in the event of stock splits and other similar changes in capitalization or events), consisting of (x) 8,800,000 shares plus (y) 717,963 shares representing the number of shares of Common Stock that remained available for issuance under the Company’s Amended and Restated 2004 Stock Incentive Plan (the “2004 Plan”) as of May 30, 2013, the date the 2013 Plan was approved by the Company’s stockholders, plus (z) the number of shares of Common Stock subject to awards granted under the 2004 Plan which may expire, terminate or be surrendered, canceled, forfeited or repurchased by the Company.
This amendment to the 2013 Plan had previously been approved by the Company’s board of directors, subject to stockholder approval.
The provisions of the 2013 Plan are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 30, 2015 under “Proposal Three: Approval of Amendments to our 2013 Stock Incentive Plan.” Such description of the 2013 Plan is qualified in its entirety by reference to the complete text of the 2013 Plan, as amended. The 2013 plan was filed with the SEC as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, and Amendment No. 1 to the 2013 Stock Incentive Plan was filed with the SEC as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.
Amendments to Management Severance Agreements
On May 27, 2015, the compensation committee of the board of directors of the Company approved amendments to the management severance agreements to which the Company is a party with certain of its senior officers, including its named executive officers, to modify certain benefits provided under those agreements upon a change in control event, as defined in the agreement.
The amendments increased the compensation that the officers will receive under the agreements if their employment is terminated without cause, or if the officer resigns for good reason, during the one year period following a change in control event. Specifically, as a result of the amendments:

•
Each of Clive A. Meanwell, the Company’s Chief Executive Officer, and Glenn P. Sblendorio, the Company’s President and Chief Financial Officer, will be entitled to two years of health care premium reimbursement (or reimbursement for a shorter period if such officer commences employment with a new employer before the end of the two year period) rather than one year of health care reimbursement as provided in the agreements prior to the amendment.

•
William B. O'Connor, the Company’s Senior Vice President, Chief Accounting Officer, will be entitled to severance pay equal to one and a half years of his then-current annual base salary, paid in a lump sum, one and a half years of health care premium reimbursement (or reimbursement for a shorter period if he commences employment with a new employer before the end of the one and a half year period), and an amount equal to one and a half times his target bonus under the Company’s annual cash bonus plan, which is a percentage of his annual base salary, instead of any other bonus payment payable for the year in which termination occurs. Under the prior agreement, Mr. O’Connor was entitled to severance pay equal to one year of his then-current annual base salary, paid in a lump sum, one year of health care premium reimbursement (or reimbursement for a shorter period if he commences employment with a new employer before the end of the one year period), and an amount equal to one times his target bonus under the Company’s annual cash bonus plan.

The summary of the amendments to the management severance agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each amended management severance agreement, which the Company intends to file as exhibits to its Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2015. The prior management severance agreements are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2015 under “Information About Our Executive Officers-Compensation Discussion and Analysis-Severance and Change-of-Control Benefits” and were filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 29, 2015, the Company filed a certificate of amendment to its Third Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware that increased the number of authorized shares of Common Stock, from 125,000,000 shares to 187,500,000 shares.
A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, stockholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated April 30, 2015 (the "Proxy Statement"): (1) the election of four class 3 directors for terms expiring at the 2018 annual meeting of stockholders; (2) the approval of an amendment to the Company's third amended and restated certificate of incorporation; (3) the approval of amendments to the 2013 Plan; (4) the approval, on an advisory basis, of the compensation of the Company's named executive officers as presented in the Company's proxy statement delivered to stockholders in connection with the Annual Meeting; and (5) the ratification of the appointment of Ernst & Young LLP as the Company's independent registered accounting firm for the current fiscal year.

The voting results at the Annual Meeting with respect to each of the matters described above, were as follows:

1.
The Company's stockholders voted to elect the following individuals as Class 3 directors of the Company, each for a three-year term expiring in 2018, or until their successors have been duly elected and qualified:

	For	Withheld	Broker Non-Votes
Armin M. Kessler	50,813,956	6,876,617	2,929,966
Robert G. Savage	40,197,115	17,493,458	2,929,966
Glenn P. Sblendorio	43,404,064	14,286,509	2,929,966
Melvin K. Spigelman	50,923,386	6,767,187	2,929,966

2.	The amendment to the Company’s certificate of incorporation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
56,288,653	4,320,954	10,932	—

3.	The amendments to the 2013 Plan were approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
47,673,269	9,998,879	18,425	2,929,966

4.	The Company's executive compensation was approved, on an advisory basis, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
49,833,662	7,724,043	132,868	2,929,966

5.	The independent registered public accounting firm for the current fiscal year was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
60,495,178	115,603	9,758	—

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation
10.1	Amendment No. 2 to the 2013 Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: June 2, 2015	By:	/s/ Stephen M. Rodin
Senior Vice President and General Counsel

EXHIBIT INDEX

Number	Description

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation
10.1	Amendment No. 2 to the 2013 Stock Incentive Plan
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